UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2019
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NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway, Suite 400, Cary, NC	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 975-9436
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

 Item 8.01 Other Events
NCI Building Systems, Inc. (“NCI” or the “Company”) is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures contained in its Annual Report on Form 10-K for the year ended October 28, 2018 (the “2018 Form 10-K”), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 19, 2018.
On February 11, 2019, the Company filed a transition report on Form 10-Q (the “transition report”) which included unaudited financial information for the transition period from October 29, 2018 to December 31, 2018, referred to herein as the “transition period”. Starting with the transition period, the Company began reporting results under three reportable segments: (i) Commercial; (ii) Siding; and (iii) Windows to align with how the Company manages its business, reviews operating performance and allocates resources following the consummation of the merger on November 16, 2018, pursuant to which Ply Gem Parent, LLC (“Ply Gem”) merged with and into NCI, with NCI continuing its existence as a corporation organized under the laws of the state of Delaware. The Commercial segment includes the operating results of the legacy NCI businesses, and the Siding and Windows segments will include the operating results of the legacy Ply Gem operating segments.
During the transition period, the Company adopted ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Issues Task Force), and applied it retrospectively to all periods presented.
The exhibits to this Current Report on Form 8-K supersede the following Items in the 2018 Form 10-K to reflect, retrospectively, the changes resulting from the establishment of the Company’s current segment presentation and the adoption of the ASUs referenced above:

•	Part I, Item 1. Business

•	Part I, Item 1A. Risk Factors

•	Part I, Item 2. Properties

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk

•	Part II, Item 8. Financial Statements and Supplementary Data

•	Part IV, Item 15. Exhibits and Financial Statement Schedules -

◦	Exhibit 101.INS - XBRL Instance Document

◦	Exhibit 101.SCH - XBRL Taxonomy Extension Schema Document

◦	Exhibit 101.CAL - XBRL Taxonomy Extension Calculation Linkbase Document

◦	Exhibit 101.DEF - XBRL Taxonomy Extension Definition Linkbase Document

◦	Exhibit 101.LAB - XBRL Taxonomy Extension Labels Linkbase Document

◦	Exhibit 101.PRE - XBRL Taxonomy Extension Presentation Linkbase Document
All other information in the 2018 Form 10-K is not materially affected by the changes noted above, and as such, remains unchanged. Unaffected items and unaffected portions of the 2018 Form 10-K have not been repeated in, and are not amended or modified by, this Current Report or the Exhibits to this Current Report.
The information in this Current Report and the Exhibits to this Current Report with respect to the Company should be read in conjunction with the 2018 Form 10-K and the Transition Report. This Current Report and the Exhibits to this Current Report do not reflect events that may have occurred subsequent to December 19, 2018, the date on which the Company filed the 2018 Form 10-K, and does not modify or update in any way the disclosures made in the 2018 Form 10-K other than as required to retrospectively reflect the reportable segment changes and the adoption of ASU 2016-18, as described above. For information on developments since the filing of the 2018 Form 10-K, please refer to the Company's subsequent filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Part I, Item 1. Business
99.2	Part I, Item 1A. Risk Factors
99.3	Part I, Item 2. Properties
99.4	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.5	Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk
99.6	Part II, Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President and Chief Financial Officer

Date: February 19, 2019